UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	June 24, 2005

First Business Financial Services, Inc.
(Exact name of Registrant as specified in its charter)

Wisconsin	0-51028	39-1576570
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)

(608) 238-8008
(Registrant's Telephone Number)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On June 24, 2005, First Business Financial Services, Inc. announced that, effective immediately, C. James Munhofen has resigned his positions with the company in order to pursue other opportunities. The vacated responsibilities will be assumed by other employees of the company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.
Date: June 28, 2005	By: /s/ James F. Ropella
James F. Ropella
Senior Vice President and Chief Financial Officer

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